BECKER VALUE EQUITY FUND

Supplement to the Prospectus dated March 2, 2009

     Effective November 1, 2009, Becker Capital Management, Inc., investment advisor to the Becker Value Equity Fund (the “Fund”), has voluntarily agreed to lower its management fee with respect to the Fund from 1.00% to 0.85% of the Fund’s average daily net assets. All references in the Prospectus to the Fund’s management fee are hereby updated accordingly.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated March 2, 2009, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 551-3998.

Supplement dated November 17, 2009